================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 16, 2002
       ------------------------------------------------------------------
       Date of Report (date of earliest event reported - January 16, 2002)


                        SMARTFORCE PUBLIC LIMITED COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


     Republic of Ireland                0-25674               Not Applicable
     -------------------                -------               --------------
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation or                                    Identification Number)
     organization)

                              900 Chesapeake Drive
                         Redwood City, California 94063
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (650) 817-5900
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

_______________________________________________________________________________
          (Former name or former address, if changed since last report)

===============================================================================

ITEM 5.   Other Events

     On January 16, 2002, SmartForce PLC (the "Company") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") by and among the Company, Atlantic Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and Centra Software, Inc. a Delaware corporation ("Centra"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Centra with Centra continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the "Merger"). As a result of the Merger, each issued and outstanding share of Common Stock, par value $0.001 per share, of Centra ("Centra Common Stock") will be automatically converted into the right to receive 0.425 (the "Exchange Ratio") of a validly issued, fully paid and nonassessable Company American Depositary Share ("ADSs"). In addition, the Company will assume all options or other rights to purchase capital stock of Centra outstanding under Centra's existing stock option plans, excluding Centra's stock purchase plans, and each such option or other right to purchase capital stock of Centra will be or will later become exercisable for shares of the Company ADSs rather than shares of Centra Common Stock, in a number adjusted to reflect the Exchange Ratio, and at an exercise price adjusted to reflect the Exchange Ratio. The consummation of the Merger is subject to the approval of the stockholders of the Company and Centra, receipt of necessary approvals under United States and applicable foreign antitrust laws, SEC clearance and other customary closing conditions. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. A copy of the Merger Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

     This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Any forward-looking statements in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from those stated. Factors that could cause or contribute to such differences include those discussed in the Company's Form 10-K for the year ended December 31, 2000 and Form 10-Q for the quarter ended September 30, 2001. Any forward-looking statements in this Current Report reflect management's opinions only as of the date hereof, and the Company assumes no obligation unless required by law to revise or publicly release the results of any revision to any such forward-looking statements.

ITEM 7.   Financial Statements and Exhibits

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits. The following exhibit is being filed herewith.


          (2.1) Agreement and Plan of Reorganization, dated as of January 16, 2002, by and among SmartForce PLC, a company organized under the laws of the Republic of Ireland, Atlantic Acquisition Corp., a Delaware corporation and direct wholly-owned subsidiary of SmartForce PLC, and Centra Software, Inc., a Delaware corporation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                   SMARTFORCE PLC

Date: January 17, 2002             By:  /s/ Gregory M. Priest
                                        -------------------------------------
                                        Gregory M. Priest
                                        President and Chief Executive Officer

Date: January 17, 2002             By:  /s/ David Drummond
                                        -------------------------------------
                                        David Drummond
                                        Executive Vice President of Finance and
                                        Chief Financial Officer

                                 SMARTFORCE PLC

                            EXHIBIT INDEX TO FORM 8-K

    Exhibit
    Number                                Description
    ------                                -----------
     2.1 Agreement and Plan of Reorganization, dated as of January 16, 2002, by and among SmartForce PLC, a company organized under the laws of the Republic of Ireland, Atlantic Acquisition Corp., a Delaware corporation and direct wholly-owned subsidiary of SmartForce PLC, and Centra Software, Inc., a Delaware corporation.